EXHIBIT 10.1

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED STRATEGIC NEUROLOGY DRUG DISCOVERY AND DEVELOPMENT COLLABORATION, OPTION AND LICENSE AGREEMENT

This AMENDMENT NO. 1 to the SECOND AMENDED AND RESTATED STRATEGIC NEUROLOGY DRUG DISCOVERY AND DEVELOPMENT COLLABORATION, OPTION AND LICENSE AGREEMENT (the “Amendment”) is entered into as of May 2, 2019 (the “Amendment Effective Date”) by and between Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Ionis”), and Biogen MA Inc., a Massachusetts corporation, having its principal place of business at 225 Binney Street, Cambridge, MA 02142 (“Biogen”). Biogen and Ionis each may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Biogen and Ionis previously entered into that certain Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement, dated September 5, 2013 and subsequently entered into (i) an Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement dated October 20, 2017 and (ii) a Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option And License Agreement dated October 17, 2018 (the “Agreement”); and

WHEREAS, the Parties desire to make certain amendments to the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and covenants contained in this Amendment, and intending to be legally bound, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms not defined in this Amendment have the meanings given such terms in the Agreement.

2.	Amendments.

a.	Section 2.1.2(a) of the Agreement is hereby superseded and replaced in its entirety as follows:

The discovery, research, development, manufacture or commercialization of Gene-Editing Products or messenger RNA;

b.	Section 2.1.3(a) of the Agreement is hereby superseded and replaced in its entirety as follows:

The discovery, research, development, manufacture or commercialization of Gene-Editing Products or messenger RNA;

EXHIBIT 10.1

3.
Effect on Agreement. Except as expressly amended herein, all other provisions of the Agreement will remain in full force and effect.  In the event of any conflict between this Amendment and the Agreement with respect to the matters contemplated by this Amendment, this Amendment will control.

4.
Governing Law. The validity, performance, construction and effect of this Amendment will be governed by and construed and enforced in accordance with the laws of the State of Delaware, U.S.A., without reference to conflicts of laws principles.

5.	Headings. The headings contained in this Amendment are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Amendment.

6.
Miscellaneous. This Amendment may be executed in multiple counterparts, each of which will be deemed an original and all of which will constitute but one and the same instrument, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this Amendment from separate computers or printers.  Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures. No agreement hereafter made will be effected to change, modify or discharge this Amendment, in whole or in part, unless such agreement is in writing and signed by or on behalf of the Party against whom the enforcement of the change, modification, or discharge is sought.  This Amendment will be binding on the Parties and their respective personal and legal representatives, successors, and permitted assigns.  Each person whose signature appears below represents and warrants that he or she has the authority to bind the entity on whose behalf he or she has executed this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

BIOGEN MA INC.

By:/s/ Michael D. Ehlers
Name: Michael D. Ehlers
Title: EVP, R&D

Signature Page to Amendment No. 1 to Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

IONIS PHARMACEUTICALS, INC.

By:/s/ Brett Monia
Name: Brett Monia
Title: COO & SVP

Signature Page to Amendment No. 1 to Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement